RACWI US ETF Ticker Symbol: RAUS Listed on The Nasdaq Stock Market, LLC	SUMMARY PROSPECTUS June 18, 2025 https://rafietfs.com/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated June 18, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://rafietfs.com/raus. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The RACWI US ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the RACWI US Index (the “Index”).
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.15%
Less Fee Waiver[2]	(0.15%)
Total Annual Fund Operating Expenses After Fee Waiver	0.00%
1 Other Expenses are estimated for the current fiscal year.
2 The Fund’s investment adviser has contractually agreed to reduce its management fee from 0.15% to 0.00% of the Fund’s average daily net assets. The Fee Waiver Agreement does not provide for recoupment of waived management fees and it will remain in place until October 31, 2026 unless terminated sooner by the Trustees.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$0	$33
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a “passive management” (or indexing) approach to seek to track the total return performance, before fees and expenses, of the Index. The Index is comprised of U.S. listed companies selected based on a proprietary methodology developed and maintained by RAFI Indices, LLC (the “Index Provider”). Research Affiliates, LLC, an affiliate of the Index Provider, serves as the sub-adviser to the Fund (the “Sub-Adviser”). Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

RACWI US Index
The Index was created to provide exposure to U.S. listed companies based on a fundamental value factor instead of market capitalization alone. The Index Provider believes, based on its internal research, that capitalization weighted indexes generally add and delete companies at the wrong time. Capitalization-weighted indexes are typically structured to add new constituents after a company’s stock price has increased significantly and remove a company after its stock price has dropped significantly. Capitalization-weighted indexes are also designed to increase a company’s weighting as its stock price increases which, in the Index Provider’s opinion, results in a systematic overweight to the most overvalued companies and a systematic underweight to the most undervalued companies. To avoid this perceived valuation issue, the Index Provider has designed the Index to identify and select companies that are beginning to experience growth and increased relevance in their industry and remove companies that are experiencing declines in value and relevance in their industry.
When selecting companies for inclusion in the Index, the Index Provider employs a combination of fundamental valuation measures and market-capitalization weighting. The company selection process begins by integrating four equally weighted fundamental valuation measures to determine the relative company size within the Fund’s investment universe. The four fundamental valuation metrics are:
•Adjusted Sales: Calculated as company sales multiplied by the equity-to-assets ratio, averaged over the past five years.
•Adjusted Cash Flow: Operating cash flow averaged over the past five years, including research and development (R&D) expenses.
•Dividends + Buybacks: Average dividends paid and share buybacks over the past five years.
•Book Value + Intangibles: Current book value plus accumulated depreciated R&D over the past six years.
Based on the fundamental valuation review, the top 86% of companies by cumulative fundamental weight within the Fund’s U.S. listed investment universe are selected for inclusion in the Index. The Index Provider then weights the selected securities by their float-adjusted market capitalization. A company’s float-adjusted capitalization is calculated by taking the company’s stock price and multiplying it by the number of shares readily available in the market.
The Index is reconstituted and rebalanced annually, after the close of trading on the third Friday of March, based on data at the close of business on the second Friday of February. The maximum allowable weight for any single company is capped at 25%, and the aggregate weight of all constituents individually comprising 5% or more of the Index must not exceed 50% of the total Index composition. In the event that these constraints are breached, a special quarterly rebalance will be implemented to adjust the weights of the affected securities. The rebalancing process will involve proportionate reductions in the weights of the impacted stocks, with the redistributed weights allocated among the remaining constituents. These special quarterly rebalances will take place on the third Friday of June, September, or December, based on data at the close of business on the second Friday of May, August and November, respectively. The Fund adheres to the Index’s schedule for annual reconstitution and rebalancing and it will adhere to any special quarterly rebalances by the Index.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in the component securities of the Index. The Index is designed to be a measure of the performance of U.S. listed stocks that meet the Index’s inclusion criteria.
The Sub-Adviser intends to generally employ “representative sampling” to achieve the Fund’s investment objective. A representative sampling strategy, means the Fund will invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, as determined by the Sub-Adviser. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error (i.e., the divergence of the Fund’s performance from that of the Index) than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
The Fund will not concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act of 1940, as amended (the “Investment Company Act”), except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Index concentrates in the securities of a particular industry or group of industries.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means the Fund may take larger positions in a fewer number of issuers.

PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Micro- and Small-Capitalization Companies Risk. Investing in securities of micro-cap and small-cap companies generally involves greater risks than investing in large-capitalization companies. Micro- and small-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger companies or market indices in general. Many micro and small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market, LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, market, industry, group of industries, sector, or asset class.
Passive Investment Risk. The Fund is not actively managed and the Sub-Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index, sold in connection with a rebalancing of the Index, or sold to comply with the Fund’s investment limitations (for example, to maintain the Fund’s tax status). Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. The Fund’s use of a representative sampling strategy to track the Index, may produce greater tracking error than if the Fund employed a full replication strategy.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to a security in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Calculation Risk. The Index relies on various sources of information to assess the criteria of issuers included in the Index, including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Adviser, the Sub-Adviser nor the index administrator can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Annual Rebalance Risk. The Index’s components are reconstituted annually. As a result, the Index’s exposure to one or more securities may be affected by significant price movements promptly following the annual reconstitution. Such lags between Index rebalancing may result in significant performance swings relative to the broader equity markets.
New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://rafietfs.com/.
INVESTMENT ADVISER
Investment Adviser:    Empowered Funds, LLC dba EA Advisers (the “Adviser”).
Investment Sub-Adviser:    Research Affiliates, LLC (the “Sub-Adviser”)
PORTFOLIO MANAGERS
Messrs. Wm. Joshua Russell, Senior Portfolio Manager, and Richard Shaner, Portfolio Manager, have been the portfolio managers for the Fund since the Fund’s its inception.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.